Exhibit 10.10

STARRY, INC.

MARCH 2021 AMENDMENT TO THE

AMENDED AND RESTATED

2014 STOCK OPTION AND GRANT PLAN

March 30, 2021

This March 2021 amendment (this “Amendment”) amends the Amended and Restated 2014 Stock Option and Grant Plan (the “Plan”) of Starry, Inc., a Delaware corporation (the “Company”). Except as expressly modified hereby, all of the terms and provisions of the Plan shall continue in full force and effect.

1.

Restatement of Section 3(a) of the Plan. The first sentence of Section 3(a) of the Plan is hereby deleted in its entirety and the following substituted in its stead, to reflect the previous amendment to the number of shares available under the Plan:

The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 58,743,860 shares, subject to adjustment as provided in Section 3(b).

2.	Adoption

This March 2021 Amendment to the Plan has been approved by the Board of Directors as of March 30, 2021 and the Stockholders as of March 30, 2021.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Starry, Inc., a Delaware corporation

By:	/s/ William J. Lundregan
William J. Lundregan Senior Vice President